Exhibit 10.7

Revision 12/1/15

SUPPLIER TERMS & CONDITIONS AGREEMENT

Product Line	NAPA Oil	HQ Abbr	NO	TAMS Abbr	NOL

Effective Date	January 1, 2016	Replaces	September 15, 2014

SUPPLIER

Supplying Company	Valvoline, business of Ashland Inc. (“Valvoline”)

Division of	Ashland Inc.

Address	3499 Blazer Parkway	P.O. Box

City, State, Zip	Lexington, KY 40509

Phone Number	859-357-7777	Fax Number	859-357-7912

MANUFACTURER’S OPERATIONS MANUAL

 ☒  Supplier has received the appropriate number of copies of this manual.

 ☒  Supplier agrees to all policies outlined in this manual.

TERMS

Invoices & Charges			Credit Memos (Supplier Debits by JDE DC’s)

☐	Length:	Prox., Net EOM	☐	Credit Memo Terms Same as Invoice Terms
☐	% Trade Discount		☒	Other:	[***]
☐	Confirmed Receivables 2% 6th 15th Prox		☐	Supplier Debit Terms Same as Invoice Terms
☒	Other:	[***]	☒	Other:	[***]

☒	Buyer is a division or subsidiary of Genuine Parts Company (“GPC”). In the event the Supplier owes any past due indebtedness to any other unit (including all divisions and subsidiaries) of GPC, then any amounts that the Buyer owes the Supplier may be offset against such indebtedness and the Buyer shall be obligated to pay to the Supplier only the net amount after application of such setoff.

DC FREIGHT POLICY

Minimum Order	Truckload (Can be combined in pallet quantities with VAL. & ZRX.)

☒	Freight Prepaid by Supplier (FOB Destination)

☐

Unbundled LTL Shipments: Supplier has agreed to allow GPC to direct the outbound freight from Supplier to NAPA Distribution Centers and stores. In exchange, Genuine Parts Company Transportation & Logistics GPCTL) will deliver a monthly invoice for freight charges equal to     % of purchases as reported on the monthly Manufacturer Sales Report by the Supplier. This amount covers all duties, brokerage fees, etc., associated with these lanes. GPC shall be responsible for damages to cargo during transit. GPC shall assume title on NAPA DC shipments upon delivery at the final destination. GPC shall assume title on Store Directs / FOTAB shipments once product has been tendered to the carrier by Supplier

☐	Parcel Shipments - GPC UPS Account: On Special (JOEI) orders shipped parcel, where freight is not included in the cost of goods, Supplier agrees to ship these orders under the GPC UPS account number. GPC shall be responsible for damages to cargo during transit and will assume title upon shipment.

STORE DIRECT SHIP

  ☒  Allowed         ☐  Not Allowed

(1)	Jobber Discount: [***] Off Regular Goldenrod Cost		FOTAB	FD052
	D.C. Discount (from Supplier):	[***] Off Normal D.C. Cost
	Minimum Order Requirement:	[***]

(2)	Jobber Discount: [***] Off Regular Goldenrod Cost		FOTAB	FD515
	D.C. Discount (from Supplier):	[***] Off Normal D.C. Cost
	Minimum Order Requirement:	[***]

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 1 of 7

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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STORE DIRECT SHIP (Continued)

(3)	Jobber Discount: % Off Regular Goldenrod Cost	FOTAB
D.C. Discount (from Supplier): % Off Normal D.C. Cost

Minimum Order Requirement:

(4)	Jobber Discount: % Off Regular Goldenrod Cost	FOTAB
D.C. Discount (from Supplier): % Off Normal D.C. Cost

Minimum Order Requirement:

Prepaid Freight (FOB Origin)?
48 Contiguous States	☒ Yes	☐ No (Explain)	Direct to Store
Alaska	☒ Yes	☐ No (Explain)	Direct to Store
Hawaii	☒ Yes	☐ No (Explain)	Direct to Store
Export	☒ Yes	☐ No (Explain)	Direct to Store

REPORTED SALES PROGRAMS

1.	Master Installer/Fleet (Products Included):	N/A
A. Jobber Rebate: % of Price Sheet
B. D.C. Rebate: % of Price Sheet
C. Registration Required: ☐ Yes ☐ No

D. Qualifications (Explain):

2.	Government (Products Included):	N/A
A. Jobber Rebate: % of Price Sheet
B. D.C. Rebate: % of Price Sheet
C. Registration Required: ☐ Yes ☐ No

D. Qualifications (Explain):

3.	Tool Day (Products Included):	N/A
A. Jobber Rebate: % of Price Sheet
B. D.C. Rebate: % of Price Sheet
C. Registration Required: ☐ Yes ☐ No

D. Qualifications (Explain):

4.	Export (Products Included):	N/A
A. Jobber Rebate: % of Price Sheet
B. D.C. Rebate: % of Price Sheet
C. Registration Required: ☐ Yes ☐ No
D. Qualifications (Explain):
☐ Program qualifies for “collective override”

STOCK ADJUSTMENT AND OBSOLESCENCE PROTECTION    (See Attached)

☐ Standard NAPA Stock Adjustment and Obsolescence Plan

• No handling charge	• Two returns per year
• No cap on return amounts	• One additional obsolete and “S” return per year
• No off-setting order required	• Contact:

☒	Other (Explain):	Obsoletes returns only. No overstocks allowed.
☒	Authorization for returns will be provided to Centralized Purchasing within 10 business days.
☒	All returns will be credited at current price at the time of the return.
☒	Credit will be issued within 30 days of supplier receiving returned product.
☒	All recalls, obsolete, and defect returns will be credited at current price and returned freight collect.
☒	All recalls and obsolete merchandise will be returned regardless of package quantity provided that the product is in saleable condition.

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 2 of 7

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CHANGEOVER PROGRAMS

1.	Store
	N/A	Stock Lift	☐ Relabel

	☐	Other – Explain:

2.	Installer
	N/A	Stock Lift	☐ Relabel

	☐	Other – Explain:

WARRANTY POLICY

N/A	Destroy in Field - NO HAZARDOUS MATERIAL TO BE DESTROYED IN THE FIELD

N/A	Return to 3rd Party Defective Handler (Selected by GPC)

Segment:	Length of Warranty:

Segment:	Length of Warranty:

Segment:	Length of Warranty:

☒	Warranties must be submitted in both paper & electronic form. Submit electronic warranty information to the GPC Catalog Department in the format that they have defined. Any changes to warranty policies must be communicated at least 60 days prior to change date.

LABOR CLAIM POLICY

☐	No Labor Claim Policy

☐	All Labor Claims administered directly by Supplier

☒	Standard NAPA Instant Labor Claim Policy

☐	Other (Explain)

☐	Labor Claim Policy changes must be submitted in both paper & electronic form. Submit electronic labor claim policy information to the GPC Catalog Department in the format that they have defined. Any changes to warranty policies must be communicated at least 60 days prior to change date.

CORES

N/A	All cores returned in the box will be issued as received, no core banks.

☐	Other core return limitations/instructions.

REGULATORY COMMUNICATIONS

☒	Electronic versions of MSDS sheets will be provided for all products that require one, per Catalog Department specifications.

☒	Proper DOT shipping information will be provided for hazardous materials.

☒	For all products that require any type of warning label and are sold to GPC in bulk packaging, individual units must carry the same warning label if there is a chance that they may be sold individually.

☒	Supplier agrees to communicate all relevant information to GPC regarding products that may be restricted by law for sale, distribution or use.

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 3 of 7

Revision 12/1/15

REGULATORY COMMUNICATIONS (Continued)

☒	We currently do not offer items to GPC that are regulated for sale, use or distribution under any of the regulatory categories described above. However, we certify that we will provide such information, as required, should any of our products become subject to regulation. In the event we add items to our product offering that are subject to regulations, such information will be provided at least 60 days prior to the addition.

☒	All product and product labeling adheres to California’s Proposition 65.

BARCODING
☒	We agree to barcode all products using the GTIN (EAN/UCC-14) standard and provide data files to enable use of the codes.

PRICE CHANGES
☒	We agree to review all price changes with the GPC Pricing Department prior to implementation. The Pricing Department needs at least 60 days notice of any price change. We also understand that a complete price review must occur between the supplier and GPC before any price change can occur. If (1) the Supplier provides notice of a proposed price change (90 days in advance) as set forth above and (2) the Supplier has supplied products to GPC under this Agreement for a period of three successive months, the Supplier agrees to supply products to GPC in the ordinary course for a period of 90 days, at which point in time GPC will either agree to the proposed price change or discontinue the supply relationship.

NEW NUMBER ADDITION
☒	We agree to introduce new numbers into the NAPA system under the following criteria/procedures:

1.)	Announce before or at the same time as suppliers’ other customers.

2.)	New number announcement criteria: Add coverage for all vehicles with a minimum registration of N/A vehicles within N/A months after initial vehicle production

3.)	All new numbers must be reviewed by the Product Department and adhere to the procedures listed in the Price Changes section.

4.)	All new numbers must be supported with the proper computer cataloging (if applicable) before announcement

5.)	Supplier must have adequate inventory on hand before a new number is announced.

COMPUTER CATALOG
1.)	Supplier must adhere to publication schedule and timelines for catalog data deliveries.

2.)	Supplier is required to provide electronic catalog data using GPC’s catalog data format.

3.)	Updates to electronic data will be supplied as soon as available for new parts, new coverage, supercessions, or corrections. New information may not be provided to any other channel - internal or external - before it is available in the NAPA electronic catalog.

4.)	Supplier is required to provide an electronic image for every part, and abide by GPC’s image production guidelines.

5.)	Supplier is required to provide an electronic warranty for every part.

6.)	Supplier is required to provide an electronic MSDS sheet for every applicable part number.

7.)	Supplier is required to provide an electronic part number interchange for all parts, using at a minimum the OE number.

8.)	Supplier will abide by the discrepancy/error guidelines. (Please see attached letter from Jim Smith dated 6/1/12.)

☒	We agree to the above.

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 4 of 7

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PAPER CATALOG

1.)	Supplier agrees to provide printed catalogs according to GPC specifications as outlined in the paper catalog standards document.

2.)	Supplier agrees to publish a new catalog annually. In the event this is not practical, the supplier may publish a new catalog every two years and a supplement in the off year.

3.)	Supplier agrees to provide the catalog analyst with a PDF version of the catalog proof BEFORE publication, so that required approval by GPC is received.

[N/A]	We agree to the above.

PRICE SHEETS

[N/A]	We agree to provide GPC with an electronic (PDF) price sheet after every price adjustment. Specifications can be obtained from the GPC Pricing Department. We also agree to print paper copies of this price sheet, upon request from a specific store.

SUPPLIER SERVICE METRICS (See Attached)

We agree to provide [***] or better unit order fill. The following service penalties will be assessed for order fill less than [***]:

Order Fill	Chargeback	Order Fill	Chargeback	Order Fill	Chargeback

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

☒	Order fill parameters have been explained. (Refer to the Supplier Service Level sheet that is attached.) GPC agrees to give 30 days written notice in the event Supplier Service Metrics are changed.

NAPA agrees that Supplier will not be assessed any service penalties, nor shall they be liable for any additional costs, fees, expenses, or other damages in the event that Supplier is not able to meet the Order Fill obligations as a result of a Force Majeure event.

A Force Majeure event shall mean a cause or event that is not reasonably foreseen or caused by or under the control of the Supplier, including acts of God, fires, floods, explosions, riots, wars, terrorism, vandalism, or government actions.

ORDER TURNAROUND

☒	We agree to ship all DC stock orders within 4 business days, including the day transmitted via EDI.

☒	We agree to ship all Jobber Direct orders within 4 business days, including the day transmitted via EDI.

ELECTRONIC COMMERCE

☒	We agree to receive and acknowledge all DC and Jobber Direct orders submitted via GPC’s EDI Compliance Standards.

☒	We agree to send invoice & shipment data for DC Stock and Jobber Direct & Special Orders as required under GPC’s EDI Standards.

☒	We agree to send credit memo data as required under GPC’s EDI standards.

☒	We agree to accept Master Installer claim data, including applicable registration data, as required under GPC’s EDI Standards.

☒	We agree to accept RGN’s (NAPA Legacy DC’s) for Returned Goods and other claims as required under GPC’s EDI Standards.

☒	We agree to accept Debits (NAPA JDE Infrastructure DC’s) for Returned Goods and other claims as required under NAPA’s EDI Standards.

☒	We agree to participate in the supplier JOEI system.

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 5 of 7

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 6 of 7

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OTHER TERMS & CONDITIONS

We agree to support/provide the following:

☒	Tech Service Line (Phone # 800-354-8957) Must be published in both paper & electronic catalogs.

☒	EXPO

☒	NAPAsalesteam.com

☒	Manufacturer’s Sales Report (monthly)
INDEMNITY / TRADEMARKS / INSURANCE

☒	Indemnity Agreement has been signed.

☒	Trademark License Agreement has been signed.

☒	Certificate of insurance has been provided.

Certificate of insurance must include:

	1.	Comprehensive General Liability coverage, including Product Liability/completed Operations Hazard with a minimum limit of $5,000,000 per occurrence.

	2.	Broad form Supplier’s endorsement naming National Automotive Parts Association and Genuine Parts Company as an additional insured.

	3.	Mandatory 30-day notice of cancellation to: GPC Headquarters / Attn: Product Department
SUPPLIER CODE OF CONDUCT
☒	We have read and agree to abide by GPC’s Supplier Code of Conduct.

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 7 of 7

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Product Line Name:	NAPA Oil

Supplier:	Valvoline, a business of Ashland Inc.

Effective Date:	January 1, 2016

CORPORATE DISCOUNTS AND ALLOWANCES

☒	NAPA National Advertising Allowance: [***] of net D.C. purchases paid to NAPA National Advertising Program in semi-annual payments. This is calculated on the previous year’s net D.C. purchases.

☐	J.S.A.; Based on your % of net DC purchases (i.e., 1% of total GPC purchases = 1% of JSA bill).

☐	AutoCare Rebate: The rebate percentage paid by NAPA (or GPC) to each account varies based on the sales volume of the account. Your rebate payment to NAPA (or GPC) is based on sales of your product to the NAPA AutoCare Centers. AutoCare rebates are paid quarterly by NAPA (or GPC).

☒	New Distribution Addendum

☐	Major Accounts Rebate: The percentage paid by NAPA (or GPC) to each account varies based on individual contractual relationships. Your rebate payment to NAPA (or GPC) is based on sales of your product to the NAPA Major Accounts. Major Account rebates may be paid monthly or quarterly by NAPA (or GPC).

☒	Sales Group: Balkamp SSG Commission: 0.0% (Sales credit line codes 104)

☐	Core Handling: 75¢ per unit

☒	Classification Book Charges: $700 per printed page; 116 part numbers per page.

☒	Merchandising Center Rent Support: Based on your % of total net DC purchases (i.e., 1% of total NAPA purchases = 1% of Merchandising Center rent bill).

☒	Addendum A

By completion and signature of this agreement	Valvoline, a business of Ashland Inc.	and GPC agree to all terms and conditions
stated within this SUPPLIER TERMS & CONDITIONS AGREEMENT.

Supplier:
Greg David
Printed

Vice President of Sales
Title

	/s/ Gregory David	2-9-16
	Signature	Date

Genuine Parts Company (“GPC”):

Glenn Goodnough
Printed

Senior Market Manager
Title

	Signature	Date

Effective Date: January 1, 2016	Supplier GD	GPC	NOL Page 8 of 7

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NAPA STOCK REGULATION AND

OBSOLESCENCE PREVENTION PLAN

1.	Each part number of each NAPA Manufacturer’s line will be assigned a classification letter in accordance with the guidelines used by the GPC Classification Department. Each manufacturer’s line will be reviewed at least once each year by the GPC Classification Department with the assistance of the NAPA Manufacturer, for the purpose of making any necessary revisions to the classification letters of the part numbers in that line. After each of the three classification sections have been reviewed, a revised customized classification section book will be published.

All new numbers will be reviewed with the GPC Classification Department prior to their announcement for the purpose of establishing the proper classification symbol.

2.	NAPA Distribution Centers have the privilege of making at least one stock adjustment and one clean-up of obsolete merchandise return to the manufacturer each year with no handling charge. The Distribution Center will furnish the manufacturer a list of part numbers and quantities to be returned. No merchandise will be returned to the factory until the request for return has been approved. The manufacturer will approve the return requests within two weeks of receiving the request.

3.	No part number will be discontinued by the manufacturer without appearing as obsolete in one issue of the NAPA Classification Book. The Distribution Centers should return all obsolete parts within the calendar year in which they are printed obsolete in the NAPA Classification Book. The Distribution Centers may return to the factory within 60 days of purchase, without handling charge, any part classified as obsolete at the time of purchase.

4.	All merchandise returned to the factory must be received in undamaged and saleable condition, except obsolete merchandise, transportation charges prepaid.

5.	The NAPA Manufacturer will issue to the NAPA Distribution Center a credit within 30 days for the returned merchandise based on the current Distribution Center net prices in effect at the time of the receipt of the merchandise. No handling charge will be assessed on the returned merchandise.

6.	The NAPA Distribution Center will maintain a stock of all part numbers classified “W,” “WW,” “A,” “B,” “C” or “D.” The distribution Center may stock at their discretion any part numbers classified “S.” The Distribution Center should also maintain a stock of all “H,” “M,” “T,” “XA,” “XB,” “XC” and “XD” classified items.

NAPA SUPPLIER SERVICE LEVEL

GPC’s former Supplier Service Level methodology was changed after all of APG’s Distribution Centers completed the conversion to the J.D. Edwards ERP system. The most significant changes were to:

1.	Implement a standard unit-based order fill measurement compared to the former line-based measurement.

2.	Insure that each order was included for measurement. To accomplish this, the monthly report places focus on when orders are received (or Jobber Directs/Special Orders are billed) rather than when orders were placed – a vast departure from the former reporting logic.

3.	Expect supplier acknowledgement of every item ordered on every PO – either as shipped or cancelled (or backordered when a temporary ship/backorder agreement is in force).

Order Fill measurement is calculated by dividing the number of units shipped by the number of units ordered. To arrive at the most effective measurement for DC Stock Replenishment orders, the following business rules are applied to this calculation:

•	GPC expects every DC Stock Replenishment order to be filled 100% complete within two business days of receiving them. Therefore, every item is included for measurement.

•	All Receipts occurring in the calendar reporting month are included for measurement.

•	Orders must be two months old or less to be included for measurement. This time frame will be expanded to accommodate backorders, promotional orders and upgrade orders in the next release.

•	Item Units received by the expected delivery date are counted as “shipped”, while Items received after the expected delivery date are counted as “not shipped”. This does not currently account for the extended lead time necessary to accommodate promotional or upgrade orders. Until this issue is addressed in the next release, all late orders will be excluded from monthly reporting.

•	Item Units Cancelled by the supplier are counted as “not shipped”.

•	Item Units not shipped or cancelled by the expected delivery date and still open when the monthly service report is generated are considered “Orphaned-Open” units and are counted as “not shipped”.

•	Item Units not shipped or cancelled by the expected delivery date but forced closed by APG before the monthly service report is generated are considered “Orphaned-Closed” units and are counted as “not shipped”.

•	Lead Time is a significant factor in determining the timely delivery of supplier orders. Distribution Center Lead Time for weekly stock orders is calculated using the average delivery lead time of all purchase orders received over a rolling 3 months by supplier/DC. The resulting lead time value is used to calculate an expected delivery date for each PO. Our intention in the current state is not to count late shipments against the supplier. Ultimately, we intend to assess service penalties for shipments that are “Late” based on expected delivery dates. This metric will be tracked and reported for several months before late penalties are assessed against any supplier.

Other Considerations

•	Open quantities of ordered items that have not reached their expected ship date are included in the next reporting month.

•	When APG is compelled to cancel an entire order, all SKU quantities on the order are excluded from service level measurement. This is done to protect suppliers order fill percent.

•	Item Units Received in excess of the quantity originally ordered are adjusted to reflect the new higher shipped quantity. This avoids inflating the service level percent in the units-based calculation.

•	The current software does not recognize backordered items, and will consider them as Orphaned-Open units in the first reporting month, and as Orphaned-Closed if fulfilled in the subsequent reporting month.

•	All Items on an order are considered in the monthly service level reporting with no exclusions or masking logic applied to previously canceled quantities.

Direct and Special Order Service Level Expectations

GPC expects that every Jobber Direct Ship Order will be processed, shipped and invoiced within two business days of a supplier receiving the order. In addition:

•	NAPA Jobbers expect their orders to arrive at their place of business within 10 working days of the date their order was placed.

•	Jobber Direct orders cross-docked thru a NAPA Distribution Center are given the same expected delivery date as a DC Stock Replenishment order.

•	Reasonable exceptions for arrival dates are expected when orders are destined for Hawaii and Alaska Jobbers.

Jobber Special Orders are expected to be invoiced the same day they are received. In addition:

•	Exception to same day invoicing is acceptable when a special order is received after a published cutoff time.

•	Each special order is expected to arrive at the NAPA Store within the normal time frame given for the method of transportation specified when their order was placed.

•	Special orders cross-docked thru a NAPA Distribution Center (or shipped WOG) are given the same expected delivery date as a DC Stock Replenishment order.

Please Note: Jobber Direct Ship and Special Orders are presently not included in supplier order fill reporting. This measure will be included for service level penalty when the software is released.

Please Note: Quaker City Distribution Center orders are not included in service measurements at this time. Until that happens, all suppliers are expected to provide the same level of service to all NAPA Distribution Centers.

SUPPLIER CODE OF CONDUCT

At Genuine Parts Company (“GPC”), we are committed to a standard of excellence in every aspect of our business, to ethical and responsible conduct in all of our operations, to the respect of the rights of all individuals, and to respect for the environment. We expect our Suppliers to share these same commitments. At a minimum, GPC requires that Supplier meet the following standards:

Compensation. Supplier must comply with all applicable wage and hour laws and regulations, including those relating to minimum wages, overtime, and other elements of compensation, and will provide all legally mandated benefits. If local laws do not provide for overtime pay, Supplier will, at a minimum, pay regular wages for overtime work.

Hours of Work. Supplier will maintain reasonable work hours in compliance with all applicable wage and hour laws and regulations. Suppliers will not require employees to work more than any limits on regular and overtime hours allowed by any applicable local law.

Forced Labor/Prison Labor. Supplier will not use forced or involuntary labor, including prison, bonded, indentured, or otherwise.

Child Labor. Supplier will not use child labor. “Child” is any person who is younger than 15 (or 14 where the local law allows), or younger than the age for completing compulsory education where such age is higher than 15. Supplier will comply with all applicable laws and regulations regarding the employment of young persons who do not fall within this definition of “child.”

Coercion and Harassment. Supplier will treat each employee with dignity and respect, and will not use corporal punishment, threats of violence, or other forms of physical, sexual, psychological, or verbal harassment or abuse.

Discrimination. Supplier will not discriminate in hiring practices or any other term or condition of work on the basis of race, color, national or ethnic origin, gender, religion, disability, age, or other similar factors.

Concern for the Environment. Supplier will comply with all applicable environmental laws and regulations.

Compliance with Applicable Laws. Supplier will comply with all laws and regulations applicable to Supplier’s business, as well as the applicable standards of its industry, including those pertaining to the manufacture, pricing, sale, distribution, and exportation of merchandise. If industry standards exceed local legal requirements, GPC will favor Suppliers who meet the industry standards. Supplier will not violate or infringe upon the intellectual property rights of any third party, and will not engage in any activities, such as bribery of local officials, which would violate any applicable U.S. laws and regulations, including, but not limited to, the Foreign Corrupt Practices Act. Supplier will comply will all applicable customs laws and regulations, to include all labeling and warning requirements on merchandise.

Subcontracting. Supplier will not use subcontractors unless each subcontractor has entered into a written agreement to comply with this Code of Conduct, and Supplier can provide GPC with a copy of this written agreement upon request.

Monitoring and Compliance. Supplier authorizes GPC or our designated agents (including third parties) to engage in monitoring activities to confirm compliance with this Code of Conduct, to include on-site inspection of facilities and review of books and records relating to employment matters. Notwithstanding such authorization, GPC does not assume any duty to monitor or ensure compliance with this Code of Conduct, and Supplier acknowledges and agrees that Supplier is solely responsible for full compliance with this Code of Conduct by its officers, directors, managers and employees.

Termination of Relationship. Any Supplier who fails or refuses to comply with this Code of Conduct is subject to the immediate cancellation of all outstanding orders, refusal or return of any shipment, and termination of its business relationship with GPC.

Publication. Supplier will ensure that the provisions of this Code of Conduct are adequately conveyed to all employees, and will post a copy of this Code in the local language and in a place readily accessible to employees, at all times.

Agents and Brokers. In the event GPC uses an Agent or Broker to arrange for product to be supplied to GPC by any Supplier, the Agent or Broker shall ensure that this Code of Conduct is provided to the Supplier, and will take all necessary actions to ensure that the Supplier, as well as the officers and employees of the Agent or Broker, comply in all respects with the terms of this Code of Conduct.

Supplier acknowledges and agrees that GPC may require Supplier to reaffirm this Code of Conduct, or execute a new Code of Conduct, from time to time and that this Code of Conduct replaces and supplants any prior Code of Conduct governing Supplier’s relationship with GPC. As a duly authorized officer or director of Supplier, the undersigned acknowledges that he/she has read this Code of Conduct and understands that Supplier’s business relationship with GPC is based on Supplier’s full compliance with this Code of Conduct. The undersigned understands that Supplier’s failure to abide by the terms of this Code of Conduct may result in GPC’s immediate cancellation or termination of any and all outstanding agreements and purchase orders between GPC and Supplier, including, without limitation, GPC’s cancellation of orders for goods in process or scheduled to be made at the time of cancellation or termination, whether involving raw materials, work in process or finished goods, or merchandise in Supplier’s, GPC’s or a third party’s possession.

READ, UNDERSTOOD AND AGREED TO 2-9, 2016.

SUPPLIER NAME:	Valvoline, a business of Ashland Inc.

SUPPLIER SIGNATURE:	/s/ Greg David
PRINTED NAME:	Greg David
TITLE:	Vice President of Sales

NEW DISTRIBUTION ADDENDUM

Product Name NAPA Oil HQ Abbr NO TAMS Abbr NOL

Effective Date January 1, 2016

New Store Program

☐ Participate              ☒ Decline

Description of Discount

Special Instructions

Changeover Program

☐ Participate              ☒ Decline

Description of Discount

Special Instructions

Change of Ownership Program

☐ Participate              ☒ Decline

Description of Discount

Special Instructions

Supplier Representative	GPC Representative

Greg David	Glenn Goodnough
Printed Name	Printed Name

Vice President of Sales	Senior Market Manager
Title	Title

/s/ Greg David
Signature	Signature

This document replaces any new store program agreed to as part of pervious “Supplier Terms & Conditions Agreement” by checking boxes under “Corporate Discounts and Allowances” or the “New Greenfield Store Launch Fund Addendum”

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SUPPLIER TERMS & CONDITIONS AGREEMENT

Addendum A

Supplier: Valvoline, a business of Ashland Inc.                                              Effective Date: January 1, 2016

MANUFACTURER SPECIAL ALLOWANCES

PROGRAM	PAYMENT	REASON	PAID TO	PAYMENT FREQUENCY
NAPA Oil	[***]	Competitive Bid	Member Companies	Monthly
NAPA Oil	[***]	Competitive Bid	Member Companies	Monthly
NAPA Oil	[***]	Competitive Bid	Member Companies	Annually
NAPA Oil	[***]	Competitive Bid	Member Companies	Monthly
NAPA Oil	[***]	In lieu of prompt pay discount	Member Companies	Monthly
SUPPLIER “RULES” FOR CALCULATING ABOVE REBATE(S):

SUBMITTED BY:

Manufacturer	Greg David
Printed

/s/ Greg David
	Signed	Date

GPC	Glenn Goodnough
Printed

	Signed	Date

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Revision 12/1/15

Jim Smith Director NAPA Catalog Services Automotive Parts Group 2999 Circle 75 Parkway Atlanta, Georgia 30339 (770) 956-2780

To: All NAPA Suppliers

Date: August 1, 2012

CC: Ken Ingram, Scott LeProhon, Brad Moore, Robbie Robinson, Byron Frantz, Mike Briggs

Re: New Discrepancy Process Guidelines

Dear Supplier,

The NAPA catalog discrepancy system has been in place since 1987. The rules of the discrepancy system have only slightly changed since that time. These rules are being expanded to other data sets, which can affect more suppliers. It is crucial that you review these guidelines to be sure you have the processes in place to rapidly respond to any discrepancies, thus avoiding delinquency fines.

Since 2004, NAPA has provided other vehicle types to suppliers so that application data can be provided for those vehicles. Ample time has been allowed for suppliers to populate these vehicles. Therefore, effective August 1, 2012, eligible vehicles are being expanded to include ALL vehicles and ALL vehicle types in the NAPA vehicle table.

The discrepancy criteria are:

•	Any NAPA products which have been previously approved by the NAPA product department that do not appear in cataloging are eligible for discrepancies.

•	NAPA Store Counter Personnel are eligible to fill out and submit discrepancy forms whenever they encounter missing or inaccurate information.

•	NAPA Stores will no longer have a limit of 50 valid discrepancies.

•	Missing or inaccurate vehicle application data is eligible, as well as missing or inaccurate images, interchange, MSDS, or warranty. If this data appears in print form anywhere in the industry, or in electronic form anywhere in the industry (including competitor sites or older NAPA catalogs), but does not exist in the NAPA PartsPRO SE catalog, the discrepancy is valid.

•	Once a discrepancy form is submitted, the NAPA Catalog Data Analyst reviews the discrepancy for validity, and then sends valid discrepancies to the supplier for review.

•	Suppliers have 14 calendar days from the date notified to respond. If deemed valid, the supplier will pay $30 for each valid discrepancy (invoicing is generated once a month). If the supplier deems the discrepancy invalid and the catalog analyst agrees, no invoice will occur.

•	If the supplier does not respond within 14 calendar days, the discrepancy is deemed valid regardless and the supplier will be invoiced $30. Then for each 30 day period forward, until an accurate response is received, the supplier will be fined $500.

•	For valid discrepancies, if the corrected data is not received within 30 days from the date originally notified, the supplier will be invoiced $500, then for each subsequent 30 day period with no response.

Counterpersons are paid a bounty if they are the first to submit a valid discrepancy. In the end, the cost to pay one counterperson is small compared to the numerous lost sales resulting from faulty or missing data. Your adherence to our discrepancy policies are required as part of your arrangement sheet. Thank you in advance for abiding by these policies.

Sincerely,

Jim Smith

Revision 12/1/15

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